Exhibit 10.106

THE USE OF THE FOLLOWING NOTATION IN THIS EXHIBIT INDICATES THAT A CONFIDENTIAL PORTION HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION: [***]
SECOND AMENDMENT TO LEASE
This Second Amendment to Lease (“Second Amendment”) is made and entered into as of February 23, 2010, by and between KILROY REALTY, L.P., a Delaware limited partnership (“Landlord”), and INTUIT INC., a Delaware corporation (“Tenant”).
R E C I T A L S:
A.    Landlord and Tenant entered into that certain Office Lease dated as of March 28, 2005 (the “Office Lease”), as amended by that certain First Amendment to Lease dated as of March 31, 2006 (the “First Amendment”) (the Office Lease and the First Amendment are, collectively, the “Lease”), whereby Landlord leases to Tenant and Tenant leases from Landlord all of the 465,812 rentable square feet of space comprising the entire rentable areas of “Building 1” (which is comprised of 103,979 rentable square feet) “Building 2” (which is comprised of 130,243 rentable square feet), “Building 3” (which is comprised of 130,354 rentable square feet), and “Building 4” (which is comprised of 101,236 rentable square feet), as those terms are defined in the Lease (collectively, the “Premises”), respectively located and addressed at 7525, 7535, 7545, and 7555 Torrey Santa Fe Road, San Diego, California. The Premises and related improvements constitute that certain office building project commonly known as “Santa Fe Summit” (the “Project”).
B.    Landlord and Tenant hereby acknowledge and agree that, in accordance with the Lease, the primary construction of the Premises by Landlord was timely completed, the “Project Costs” (as that term is redefined in Section 4.3 of the First Amendment to include the “B4 Project Costs” (as that term is defined in Section 1.4.2.2 of the Office Lease)) have been determined and verified, and the resulting Term and Base Rent have now been determined. The parties desire to document the foregoing and correspondingly amend the Lease on such terms and conditions as hereinafter provided.
A G R E E M E N T
NOW, THEREFORE, in consideration of the foregoing Recitals and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows.
1.Terms. All undefined terms when used herein shall have the same respective meanings as are given such terms in the Lease unless otherwise expressly provided in this Second Amendment.
2.    Commencement Dates. Landlord and Tenant hereby acknowledge and agree that, with respect to Building 1, Building 2, and Building 3 only, the “Lease Commencement Date” and the “Rent Commencement Date” (as those terms are defined in Sections 2.1.1 and 3.1.2 of the Office Lease, respectively) occurred on September 1, 2007 (the “Project Commencement Date”).

708841.03/SD K4064-079/3-20-09/mlr/pjr	1	KILROY REALTY Santa Fe Summit [Intuit Inc.]

The parties further acknowledge and agree that, with respect to Building 4 only, the “B4 Commencement Date” (as that term is defined in Section 1.4.4 of the Office Lease and Section 2 of the First Amendment) occurred on September 29, 2007.
3.    Tenant’s Audit of Landlord’s Project Costs. Landlord and Tenant hereby acknowledge and agree that, following the Rent Commencement Dates, Landlord timely submitted to Tenant Landlord’s final determination of the Project Costs, and that, thereafter, in accordance with Section 3.1.5 of the Office Lease, as amended by Section 4.3 of the First Amendment, Tenant elected to audit the Project Costs. The parties further acknowledge and agree that, in connection with the foregoing, (i) Tenant selected, with Landlord’s concurrence, CCM Consulting Group as the “Project Costs Accountant” (as that term is defined in Section 3.1.5 of the Office Lease); (ii) as noted above, Landlord delivered to Tenant and to the Project Costs Accountant Landlord’s final determination of Project Costs; (iii) Landlord made available to the Project Costs Accountant, for its review, all invoices, financial records, and similar data and information substantiating Landlord’s determination of the Project Costs; and (iv) the Project Costs Accountant conducted an audit of the Project Costs and determined that the actual Project Costs were equal to Landlord’s final determination of Project Costs; provided, however, that while certain “Pending Accruals” (as that term is defined hereinbelow) were determined to be appropriate inclusions in Project Costs, the parties decided that, rather than include the entirety of the Pending Accruals in the initial determination of Project Costs, the Pending Accruals should alternatively be included in the Project Costs when, and only to the extent, actually incurred by Landlord, a treatment necessitating future reconciliations (as more particularly provided for in Section 6, below). Therefore, excepting only the Pending Accruals remaining as of June 18, 2008, the parties hereby confirm the initial adoption of Landlord’s determination of the Project Costs in the amount of [***] Dollars ($[***]). The parties acknowledge and agree that, pursuant to the terms of the Lease, Landlord will be making future expenditures (the “Pending Accruals”) to complete those certain Project Cost improvements more particularly identified on Exhibit A, at the corresponding estimated costs, also set forth in Exhibit A, and hereinafter referenced as the “Determined Project Cost Accruals”, which Pending Accruals shall, when actually incurred by Landlord, trigger further reconciliations of Project Costs.
4.    Interim Reconciliation. Subsequent to June 19, 2008, and prior to September 1, 2008 (i.e., the first anniversary of the Project Commencement Date), Landlord expended that portion of the Pending Accruals (the “Interim Expenditure”) more particularly identified on Exhibit B, attached hereto and made a part hereof. Landlord and Tenant hereby acknowledge and agree that, as identified above, such Interim Expenditure has now been reconciled into the Project Costs as of September 1, 2008, the resulting recalculation of Base Rent has been made effective as of September 1, 2008 (as set forth in Section 5, below).
5.    Base Rent. The parties hereby acknowledge and agree that, pursuant to the terms of the Lease, the schedule of Base Rent due and owing for the Premises commencing on January 1, 2009 is hereby adjusted to reflect the addition of the Interim Expenditure, such that the Base Rent due and payable for the Premises on and following January 1, 2009 shall be as set forth on Exhibit C, attached hereto and made a part hereof. The monthly Base Rent set forth on Exhibit C was calculated, with respect to Buildings 1, 2, and 3, in accordance with Section 3.1.2 of the Office Lease, and with respect to Building 4, in accordance with Section 4.1 of the First Amendment.

708841.03/SD K4064-079/3-20-09/mlr/pjr	2	KILROY REALTY Santa Fe Summit [Intuit Inc.]

6.    Future Reconciliation of Costs. Landlord and Tenant hereby acknowledge and agree that, notwithstanding anything to the contrary set forth in the Lease or in this Second Amendment, (i) subsequent to the execution of this Second Amendment, it is anticipated that Landlord will be completing additional components of the Determined Project Cost Accruals and incurring the corresponding cost of the Pending Accruals, and (ii) upon the same being actually incurred by Landlord, such Pending Accruals will ultimately become part of the Project Costs for the purpose of determining Base Rent in accordance with the Lease. Until Landlord determines that there are to be no further Pending Accruals, on each anniversary of the Project Commencement Date (or other reasonable times) that occurs during the Term, the parties will, by amendment of the Lease or by other written agreement, further reconcile the Project Costs in a manner materially consistent with that identified in Section 4, above, to determine the applicable reconciliation payment and restate the schedule of Base Rent, which shall thereafter apply to the remainder of the Lease Term.
7.    Brokers. Landlord and Tenant hereby warrant to each other that they have had no dealings with any real estate broker or agent in connection with the negotiation of this Second Amendment except The Staubach Company and Colliers International (the “Brokers”), and that they know of no other real estate broker or agent who is entitled to a commission in connection with this Second Amendment. Each party agrees to indemnify and defend the other party against and hold the other party harmless from any and all claims, demands, losses, liabilities, lawsuits, judgments, and costs and expenses (including, without limitation, reasonable attorneys’ fees) with respect to any leasing commission or equivalent compensation alleged to be owing on account of the indemnifying party’s dealings with any real estate broker or agent other than the Brokers. The terms of this Section 7 shall survive the expiration or earlier termination of this Second Amendment.
8.    No Further Modification. Except as specifically set forth in this Second Amendment, all of the terms and provisions of the Lease shall remain unmodified and in full force and effect. In the event of any conflict between the terms and conditions of the Lease and the terms and conditions of this Second Amendment, the terms and conditions of this Second Amendment shall prevail.
[Signature page immediately follows.]

708841.03/SD K4064-079/3-20-09/mlr/pjr	3	KILROY REALTY Santa Fe Summit [Intuit Inc.]

IN WITNESS WHEREOF, Landlord and Tenant have caused this Second Amendment to be executed on the day and date first above written,
“LANDLORD”:
KILROY REALTY, L.P.,
a Delaware limited partnership

By:	Kilroy Realty Corporation, a Maryland corporation, General Partner

By:     /s/ Jeffery C. Hawken
Its:    Executive Vice President
        Chief Operating Officer
By:    /s/ John T. Fucci
Its:    Sr. Vice President
        Asset Management

“TENANT”:
INTUIT INC.,
a Delaware corporation

By:    /s/ Michael C. Gulasch
Its:    Manager, Real Estate
By:    /s/ Joaquin Portugal
Its:    Manager, Finance

708841.03/SD K4064-079/3-20-09/mlr/pjr	4	KILROY REALTY Santa Fe Summit [Intuit Inc.]

EXHIBIT A
PENDING ACCRUALS

Cost Code Description	[A] DETERMINED 11/29/2007 Accrual	[B] Net Costs to Date 5/31/2008	[C] NPV of Accruals Spent as of 5/31/2008	[D] = [A-B] Remaining Est. Accrual Balance 5/31/2008
Accruals for Estimated Incurred Project Costs
30-30-01-010 Construction Period Property Tax [1] 10-40-04-095 Savings by Design Refunds	110,000.00 (98,426.00)	– (98,426.00)	– (96,430.54)	– –
Accruals to and 2014.1420 and 1060.0001:	11,574.00	(98,426.000)	(96,430.540)	–
Accruals for Potential Future Project Costs
10-20-02-060 CLTA/ALTA Survey 10-30-01-040 Graphics/Signage Consultant 10-30-01-075 Testing & Inspection 10-30-01-150 Misc. Consultant (Legal) 10-30-02-025 Blueprints & Reprographics 10-40-05-010 City Land Development Services 10-40-05-055 Misc. Development Fees 10-50-01-013 Offsite Improvements 10-50-01-013 Offsite Improvements 10-50-01-013 Offsite Improvements 10-50-01-150 Misc. Direct Costs	25,000.00 8,000.00 15,000.00 25,000.00 5,000.00 50,000.00 10,000.00 50,000.00 85,000.00 135,000.00 100,000.00	– 3,633.45 – 19,502.68 635.03 8,000.00 5,892.18 – 1,946.00 – 13,934.00	– 3,615.92 – 18,895.97 619.89 8,000.00 5,426.69 – 1,894.08 – 13,748.39	25,000.00 4,366.55 15,000.00 5,497.32 4,364.97 42,000.00 4,107.82 50,000.00 83,054.00 135,000.00 86,066.00
Accruals to 1419.0001:	508,000.00	53,543.34	52,200.94	454,456.66
TOTALS:	519,574.00	(44,882.660)	(44,229.600)	454,456.66

[1]    In June 2008, Kilroy confirmed with the County of San Diego that there will be no construction period supplemental property tax assessment; therefore, this amount is no longer reflected as an outstanding accrual item.

708841.03/SD K4064-079/3-20-09/mlr/pjr	EXHIBIT A 1	KILROY REALTY Santa Fe Summit [Intuit Inc.]

EXHIBIT B

INTERIM EXPENDITURE

Cost Code Description	Beginning Accrual Balance 5/31/2008	Net Costs 6/1/2008 thru 9/1/2008	Remaining Accrual Balance 9/1/2008

Accruals for Estimated Incurred Project Costs
30-30-01-010 Construction Period Property Tax 10-40-04-095 Savings by Design Refunds	– –	– –	– –
Accruals to and 2014.1420 and 1060.0001:	–	–	–
Accruals for Potential Future Project Costs
10-20-02-060 CLTA/ALTA Survey 10-30-01-040 Graphics/Signage Consultant 10-30-01-075 Testing & Inspection 10-30-01-150 Misc. Consultant (Legal) 10-30-02-025 Blueprints & Reprographics 10-40-05-010 City Land Development Services 10-40-05-055 Misc. Development Fees 10-50-01-013 Offsite Improvements 10-50-01-013 Offsite Improvements 10-50-01-013 Offsite Improvements 10-50-01-150 Misc. Direct Costs	25,000.00 4,366.55 15,000.00 5,497.32 4,364.97 42,000.00 4,107.82 50,000.00 83,054.00 135,000.00 86,066.00	– – – 1,095.00 – – – – – – –	25,000.00 4,366.55 15,000.00 4,402.32 4,364.97 42,000.00 4,107.82 50,000.00 83,054.00 135,000.00 86,066.00
Accruals to 1419.0001:	454,456.66	1,095.00	453,361.66
TOTALS:	454,456.66	1,095.00	453,361.66

708841.03/SD K4064-079/3-20-09/mlr/pjr	EXHIBIT B 1	KILROY REALTY Santa Fe Summit [Intuit Inc.]

EXHIBIT C

BASE RENT

For the Period of June 2008 – January 2009 (based on 9/1/08 reconciliation)
	Initial Determination of Project Costs	Interim Determination of Project Cost and Resultant Rent (based on the NPV of actual accruals incurred as of 5/31/08)	Updated Determination of Project Costs and Resultant Rent (inclusive of actual accruals incurred from 6/1/08 to 9/1/08)
Determined Project Cost without Accruals Included Project Cost Accruals Total Project Cost for Rent Calculation Total Rent Payment	$[***] $519,547 $[***]	$[***] ($44,230) $[***] $[***]	$[***] $1,095 $[***] $[***]
Total Underpayment of Rent for Period of June 2008 to January 2009			$54

For the Period of February 2009 and Onward:
Total Rent Excluding Project Cost Accruals
Determined Project Cost without Actual Accruals Included Project Cost Accruals Total Project Cost for Rent Calculation		$[***] $1,095 $[***]
Total Rent Payment per Month		$[***]
Total Rent Payment Underpayment of rent for period of June 2008 to January 2009		$[***] $54
February 2009 Rent Payment		$[***]

708841.03/SD K4064-079/3-20-09/mlr/pjr	EXHIBIT C 1	KILROY REALTY Santa Fe Summit [Intuit Inc.]